                                                                    Exhibit 10.1

                         NEUROTECH PHARMACEUTICALS, INC.

                            2006 INCENTIVE STOCK PLAN

     1.   PURPOSE OF THE PLAN.

          This  2006  Incentive  Stock  Plan  (the  "Plan")  is  intended  as an incentive, to retain in the employ of and as directors,  officers,  consultants, advisors and  employees to Marco  Hi-Tech JV Ltd., a Delaware  corporation  (the
"Company"),  and any  Subsidiary  of the Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

          It is further  intended that certain options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

          The Company intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

     2.   ADMINISTRATION OF THE PLAN.

          The Board of Directors of the Company (the "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined  in Rule  16b-3)  and  "Outside  Directors"  (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The
Committee,  subject  to  Sections  3, 5 and 6 hereof,  shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted
Stock") and to determine the terms and conditions of the  respective  Option and
Restricted Stock  agreements  (which need not be identical) and to interpret the provisions and supervise the  administration  of the Plan.  The Committee  shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options. To the  extent  any  Option  does not  qualify  as an  Incentive  Option,  it shall constitute a separate Nonqualified Option.

          Subject to the provisions of the Plan, the Committee  shall  interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

          In the event that for any reason the  Committee is unable to act or if the  Committee at the time of any grant,  award or other  acquisition  under the
Plan does not consist of two or more Non-Employee  Directors,  or if there shall be no such  Committee,  then the Plan shall be  administered  by the Board,  and references  herein to the  Committee  (except in the  proviso to this  sentence)
shall be deemed to be  references  to the Board,  and any such  grant,  award or other  acquisition may be approved or ratified in any other manner  contemplated by  subparagraph  (d) of Rule  16b-3;  provided,  however,  that  grants  to the
Company's  Chief  Executive  Officer or to any of the Company's  other four most highly  compensated  officers that are intended to qualify as  performance-based compensation  under  Section  162(m)  of the  Code may  only be  granted  by the
Committee.

     3.   DESIGNATION OF OPTIONEES AND GRANTEES.

          The persons  eligible for  participation  in the Plan as recipients of
Options (the  "Optionees") or Restricted Stock (the "Grantees" and together with
Optionees,  the "Participants") shall include directors,  officers and employees of, and  subject  to their  meeting  the  eligibility  requirements  of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), consultants,  vendors,  joint venture partners,  and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of  Restricted  Stock granted  to  Participants,  the  Committee  may  consider  any  factors it deems relevant,  including  without  limitation,  the office or  position  held by the
Participant or the Participant's  relationship to the Company, the Participant's degree of  responsibility  for and contribution to the growth and success of the
Company or any Subsidiary,  the Participant's length of service,  promotions and potential.  A  Participant  who has been granted an Option or  Restricted  Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

     4.   STOCK RESERVED FOR THE PLAN.

          Subject to  adjustment  as  provided  in Section 8 hereof,  a total of
400,000  shares of the Company's  Common Stock,  par value $0.001 per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to Options  granted under the Plan to any  individual in any calendar year shall not exceed  1,000,000 shares and the method of counting such shares  shall  conform  to  any  requirements  applicable  to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such  shares of Stock that may remain  unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements  of the Plan.  Should any Option or  Restricted  Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise or vesting in full of an Option or
Restricted  Stock be reduced  for any  reason,  the shares of Stock  theretofore subject to such Option or Restricted  Stock may be subject to future  Options or
Restricted  Stock under the Plan,  except where such  reissuance is inconsistent with the  provisions  of  Section  162(m)  of the Code  where  qualification  as performance-based compensation under Section 162(m) of the Code is intended.

     5.   TERMS AND CONDITIONS OF OPTIONS.

          Options  granted  under the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)  OPTION  PRICE.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The  exercise  price for each
Option  shall be subject to  adjustment  as provided  in Section 8 below.  "Fair
Market Value" means the closing price on the final trading day immediately prior to the grant of  publicly  traded  shares of Stock on the  principal  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the NASDAQ  Stock  Market (if the shares of Stock are  regularly quoted on the NASDAQ Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over the counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

          (b)  OPTION  TERM.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an

Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          (c)  EXERCISABILITY.  Subject to Section 5(j) hereof, Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant; provided, however, no
Options shall be exercisable until such time as any vesting limitation  required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation  shall be required for continued  validity of the exemption  provided under Rule 16b-3(d)(3).

          Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               (i)    a tender offer (or series of related offers) shall be made and  consummated  for the ownership of 50% or more of the  outstanding voting  securities  of the Company,  unless as a result of such tender offer  more  than  50% of the  outstanding  voting  securities  of the surviving or resulting  corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the  commencement  of such offer),  any  employee  benefit plan of the
          Company or its Subsidiaries, and their affiliates;

               (ii)   the Company shall be merged or  consolidated  with another corporation,  unless as a result of such merger or consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or
          resulting   corporation  shall  be  owned  in  the  aggregate  by  the stockholders of the Company (as of the time immediately  prior to such transaction),  any  employee  benefit  plan  of  the  Company  or  its
          Subsidiaries, and their affiliates;

               (iii)  the Company shall sell  substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such  assets  shall be owned in the  aggregate  by the  stockholders  of the  Company  (as of the time immediately prior to such  transaction),  any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv)   a Person (as defined  below) shall  acquire 50% or more of the outstanding  voting  securities of the Company (whether  directly, indirectly,  beneficially  or of  record),  unless as a result of such acquisition more than 50% of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

          For purposes of this  Section  5(c),  ownership  of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its
Subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  Subsidiaries;  (C) an
underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the stockholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

          (d)  METHOD OF EXERCISE. Options to the extent then exercisable may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock  owned by the  Optionee  (based on the Fair  Market  Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld  shares of Stock having a Fair Market Value equal to the exercise  price of the Option,  or (iii) by a combination  of the foregoing, such Fair Market  Value  determined  by  applying  the  principles  set forth in
Section 5(a),  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with respect to (ii) above,  such method of payment will not cause a disqualifying disposition of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of
Stock  purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares,  and (ii)
has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          (e)  NON-TRANSFERABILITY OF OPTIONS.  Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee,  (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or
(iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign, pledge or  otherwise  dispose  of, or to subject  to  execution,  attachment  or similar process,  any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

          (f)  TERMINATION  BY  DEATH.   Unless  otherwise   determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be  exercised  pursuant  to  Section  14(d)  hereof) or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

          (g)  TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after  ninety  (90)  days  after  the  date  of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option,  whichever period is shorter;  PROVIDED,  HOWEVER, that, if the Optionee dies within such ninety  (90) day period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

          (h)  TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised  after ninety (90) days after the date of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of  death,  for a period of one (1) year  after the date of such  death
(or,  if later,  such time as the Option may be  exercised  pursuant  to Section
14(d)  hereof)  or for the  stated  term of such  Option,  whichever  period  is shorter.

          For purposes of this paragraph  (h),  "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

          (i) OTHER  TERMINATION.  Unless otherwise  determined by the Committee and except as is provided below, if any Optionee's employment with or service to the  Company  or any  Subsidiary  terminates  for any reason  other than  death,

disability or Normal or Early Retirement,  the Option shall thereupon terminate, except that the portion of any Option that was  exercisable  on the date of such termination  of  employment or service may be exercised for the lesser of ninety
(90) days after the date of  termination  (or, if later,  such time as to Option may be  exercised  pursuant  to Section  14(d)  hereof)  or the  balance of such
Option's  term,  which ever period is shorter.  The transfer of an Optionee from the  employ of or  service  to the  Company  to the  employ of or  service  to a
Subsidiary,  or vice versa,  or from one  Subsidiary  to  another,  shall not be deemed to constitute a termination  of employment or service for purposes of the
Plan.

               (i)    In the event  that the  Optionee's  employment  or service with the Company or any  Subsidiary  is  terminated  by the Company or such  Subsidiary  for  "cause" any  unexercised  portion of any Option shall  immediately  terminate in its  entirety.  For purposes  hereof,
          "Cause"  shall  exist upon a  good-faith  determination  by the Board, following  a  hearing  before  the  Board  at which  an  Optionee  was represented by counsel and given an opportunity to be heard, that such
          Optionee has been accused of fraud,  dishonesty or act  detrimental to the interests of the Company or any Subsidiary of Company or that such
          Optionee  has been  accused of or  convicted  of an act of willful and material  embezzlement  or fraud  against  the  Company or of a felony under any state or  federal  statute;  provided,  however,  that it is specifically  understood  that  "Cause"  shall not  include any act of commission or omission in the good-faith  exercise of such  Optionee's business  judgment as a director,  officer or employee of the Company, as the case may be, of the  Company,  or upon the advice of counsel to the Company.

               (ii)   In the event that an  Optionee  is removed as a  director, officer or  employee by the Company at any time other than for "Cause"
          or resigns as a director,  officer or employee  for "Good  Reason" the
          Option  granted to such Optionee may be exercised by the Optionee,  to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee  ceases to be a director,  officer or employee (or, if later, such time as to Option may be exercised  pursuant to Section  14(d)  hereof),  or the date on which the Option otherwise expires by its terms;  which ever period is shorter, at which time the Option shall terminate;  provided, however, if the Optionee  dies before the Options are  forfeited  and no longer exercisable,  the terms and  provisions of Section 5(f) shall control.
          For  purposes of this  Section  5(i) Good Reason  shall exist upon the occurrence of the following:

               (a)    the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

               (b)    a Change of Control  resulting  in a  significant  adverse alteration  in the  status  or  conditions  of  Optionee's
                      participation   with  the  Company  or  other   nature  of
                      Optionee's  responsibilities from those in effect prior to
                      such  Change  of  Control,   including   any   significant
                      alteration  in  Optionee's  responsibilities   immediately
                      prior to such Change in Control; and

               (c)    the failure by the Company to continue to provide Optionee with  benefits  substantially  similar to those enjoyed by
                      Optionee prior to such failure.

          (j)  LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

     6.   TERMS AND CONDITIONS OF RESTRICTED STOCK.

          Restricted  Stock may be granted  under this Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

          (a)  GRANTEE  RIGHTS.  A Grantee  shall  have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

          (b)  ISSUANCE  OF  CERTIFICATES.   The  Company  shall  issue  in  the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

          (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise   provided,   any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

          (d)  FORFEITABILITY,  NON-TRANSFERABILITY  OF RESTRICTED STOCK. Shares
of Restricted  Stock are  forfeitable  until the terms of the  Restricted  Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the  Committee has specified  such  restrictions  have lapsed.
Unless otherwise  provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of  additional  shares or property in respect of shares of Restricted Stock shall be subject to the same  restrictions as such shares of Restricted Stock.

          (e)  CHANGE OF CONTROL.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding
Restricted  Stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

          (f)  TERMINATION OF EMPLOYMENT.

          Unless otherwise determined by the Committee at or after grant, in the event the  Grantee  ceases to be an employee or  otherwise  associated  with the
Company for any other reason, all shares of Restricted Stock theretofore awarded to him  which are still  subject  to  restrictions  shall be  forfeited  and the
Company  shall have the right to complete the blank stock power.  The  Committee may  provide (on or after  grant) that  restrictions  or  forfeiture  conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination  resulting from specified causes,  and the Committee may in other  cases waive in whole or in part  restrictions  or  forfeiture  conditions relating to Restricted Stock.

     7.   TERM OF PLAN.

          No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the  effective  date of the Plan,  but  Options theretofore granted may extend beyond that date.

     8.   CAPITAL CHANGE OF THE COMPANY.

          In  the   event   of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's
proportionate   interest  shall  be  maintained  (to  the  extent  possible)  as immediately  before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall  not be  deemed modified  within  the  meaning  of  Section  424(h)  of  the  Code.  Appropriate adjustments  shall  also be made in the  case of  outstanding  Restricted  Stock granted under the Plan.

          The  adjustments  described  above  will  be made  only to the  extent consistent with continued  qualification  of the Option under Section 422 of the
Code (in the case of an Incentive Option) and Section 409A of the Code.

     9.   PURCHASE FOR INVESTMENT/CONDITIONS.

          Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

     10.  TAXES.

          (a)  The Company may make such provisions as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

          (b)  If any Grantee,  in connection with the acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

          (c)  If any  Grantee  shall  make any  disposition  of shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within ten (10) days hereof.

     11.  EFFECTIVE DATE OF PLAN.

          The Plan shall be effective on January 24,  2006;  provided,  however, that if, and only if, certain options are intended to qualify as Incentive Stock
Options,  the  Plan  must  subsequently  be  approved  by  majority  vote of the
Company's  stockholders no later than January 23, 2007, and further, that in the
event   certain   Option   grants   hereunder   are   intended   to  qualify  as
performance-based compensation within the meaning of Section 162(m) of the Code, the  requirements as to shareholder  approval set forth in Section 162(m) of the
Code are satisfied.

     12.  AMENDMENT AND TERMINATION.

          The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any  Participant  under any Option or Restricted  Stock  theretofore  granted without the  Participant's consent,  and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a)  materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

          (b)  materially  increase  the benefits  accruing to the  Participants under the Plan;

          (c)  materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (d)  decrease the exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market
Value per share of Stock on the date of grant thereof; or

          (e)  extend the term of any Option beyond that provided for in Section
5(b).

          The  Committee  may at  any  time  or  times  amend  the  Plan  or any outstanding  award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  stockholders  of the  Company, effectuate a change for which stockholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

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          It is the  intention of the Board that the Plan comply  strictly  with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

     13.  GOVERNMENT REGULATIONS.

          The Plan,  and the grant and exercise of Options or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

     14.  GENERAL PROVISIONS.

          (a)  CERTIFICATES.  All  certificates  for  shares of Stock  delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

          (b)  EMPLOYMENT  MATTERS.  Neither  the  adoption  of the Plan nor any grant or award  under  the Plan  shall  confer  upon any  Participant  who is an employee of the Company or any Subsidiary any right to continued  employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c)  LIMITATION  OF  LIABILITY.  No  member of the  Committee,  or any officer or employee of the Company acting on behalf of the  Committee,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all members of the  Committee  and each and any officer or employee of the Company acting on their behalf shall, to the extent  permitted by law, be fully  indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d)  REGISTRATION OF STOCK. Notwithstanding any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any

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Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

     15.  NON-UNIFORM DETERMINATIONS.

          The  Committee's  determinations  under the Plan,  including,  without limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

     16.  GOVERNING LAW.

          The validity,  construction,  and effect of the Plan and any rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal laws of the State of Delaware,  without  giving effect to principles of conflicts of laws, and applicable federal law.

                                          Neurotech Pharmaceuticals, Inc.
                                          January 24, 2006

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